UNITED
                    RETIREMENT
                    SHARES,
                    INC.

                    ANNUAL
                    REPORT
                    ---------------------------------------
                    For the fiscal year ended June 30, 1998

MANAGER'S LETTER
JUNE 30, 1998


Dear Shareholder:

     This report relates to the operation of United Retirement Shares, Inc. for the fiscal year ended June 30, 1998. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     During the past fiscal year, the Asian crisis was our main focus and also the main focus of the financial markets. Asia's troubles have important implications for the rest of the world. Crisis-related currency devaluations in Asia are resulting in cheaper imports to the United States, depressed commodity prices and pressured corporate profits. Developing countries, such as Russia and Brazil, have experienced capital outflows. Flight capital has moved to the U.S. and Western Europe, causing those markets to experience significant appreciation.

     During the past year, we tried to insulate the Fund from potential disappointments by avoiding investments in companies that may be negatively impacted by declining exports to Asia or increasing cheap imports from Asia. Companies directly associated with the U.S. consumer were stressed, as declining interest rates and high employment increased purchasing power. The Fund became more heavily weighted in consumer cyclical and consumer stable companies. We reduced our exposure to the capital goods and commodity producers.

     The strategies and techniques we applied resulted in the direction of the Fund's performance remaining below that of the equity and mutual fund indexes and above that of the fixed income index charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), the bond market (the Salomon Brothers Treasury/Government Sponsored/Corporate Index) and the universe of funds with similar investment objectives (the Lipper Growth & Income Fund Universe Average). Multiple indexes are presented because the Fund invests in both stocks and bonds. The Fund's performance relative to the equity and mutual fund indexes was negatively impacted by exposure to bonds, some build-up in the cash position and a more diverse equity portfolio that did not include many of the large cap stocks that accounted for much of the positive performance of the equity indexes.

     Despite the problems in Asia, the U.S. economy has been expanding and operating at a very high level. However, the Asia drag seems likely to increase worldwide economic slowing and the U.S. should also experience a slowdown. Inflation should stay low due to depressed commodity prices, competition and a strong U.S. dollar. Given this outlook, the large high-quality companies with predictable growth should continue to lead overall market performance. We will continue to monitor the overall health of the economy. In doing so, we will make the determination of how the Fund should be structured to seek positive long-term returns consistent with its objectives.

     Thank you very much for your continued support and confidence in our organization.

Respectfully,


Cynthia P. Prince-Fox
Manager, United Retirement Shares, Inc.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 UNITED RETIREMENT SHARES, INC. CLASS A SHARES,
                               THE S&P 500 INDEX,
      THE SALOMON BROTHERS TREASURY/ GOVERNMENT SPONSORED/CORPORATE INDEX,
              AND THE LIPPER GROWTH & INCOME FUND UNIVERSE AVERAGE

                                     Salomon
                                    Brothers   Lipper
                                   Treasury/ Growth &
                      United       Government  Income
                      RetirementS & PSponsored/  Fund
                      Shares,   500Corporate Universe
                      Inc.    Index    Index  Average
                      ------------------------------------
     06/30/88  Purchase  9,42510,000  10,000   10,000
     06/30/89       11,110   12,055   11,237   11,579
     06/30/90       12,561   14,043   12,020   12,786
     06/30/91       13,197   15,081   13,267   13,604
     06/30/92       15,563   17,105   15,156   15,340
     06/30/93       17,657   19,436   17,152   17,542
     06/30/94       18,546   19,709   16,926   17,878
     06/30/95       21,342   24,847   19,079   21,404
     06/30/96       24,529   31,308   19,962   26,179
     06/30/97       28,627   42,158   21,521   33,449
     06/30/98       32,763   54,892   23,963   41,144

==== United Retirement Shares, Inc.* -- $32,763
++++ S & P 500 Index  -- $54,892
****      Salomon Brothers Treasury/Government Sponsored/ Corporate Index --
$23,963
------         Lipper Growth & Income Fund Universe Average -- $41,144


*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


         Annual Average Total Return +
                    Class A++  Class Y
         -----------------------------

Year Ended
   6/30/98          7.86%      14.62%
5 Years Ended
   6/30/98          11.82%     N/A
10 Years Ended
   6/30/98          12.60%     N/A
Life of
   Class Y +++      N/A        14.23%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 2/27/96 (the date on which Fund Class Y shares were first acquired by shareholders) through 6/30/98.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------------------------
UNITED RETIREMENT SHARES, INC.

PORTFOLIO STRATEGY:
Common stocks believed to  OBJECTIVE:   Highest long-term total
have the potential for:                 return as is, in the
  Long-term appreciation                opinion of management,
  Stability                             consistent with the
  Income                                reasonable safety of capital.

Maximum 10% foreign         STRATEGY:   Invests in equity and
securities                              debt securities in such
                                        proportions that
                                        management believes are
Debt securities                         most likely to
                                        achieve the Fund's
                                        objective.
Cash reserves
                                        The use of cash reserves
                                        (often invested in money market
                                        securities) for defensive purposes is a
                                        strategy that may be utilized by
                                        Retirement Shares from time to time.
                                        For more information about the Fund's
                                        cash reserves flexibility, please
                                        consult the Prospectus.

                             FOUNDED:   1972

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY -- Class A Shares

                 PER SHARE DATA
For the Fiscal Year Ended June 30, 1998
---------------------------------------

DIVIDENDS PAID                $0.25
                              =====

CAPITAL GAINS DISTRIBUTION    $0.84
                              =====

NET ASSET VALUE ON
   6/30/98 $9.28 adjusted to:$10.12(A)
   6/30/97                     9.14
                              -----
CHANGE PER SHARE              $0.98
                              =====

(A)This number includes the capital gains distribution of $0.84 paid in December 1997 added to the actual net asset value on June 30, 1998.

Past performance is not necessarily an indication of future results.


TOTAL RETURN HISTORY

                                  Average Annual Total Return
                                  ---------------------------
                                      With         Without
Period                            Sales Load*    Sales Load**
------                            -----------    ------------
1-year period ended 6-30-98            7.86%         14.45%
5-year period ended 6-30-98           11.82%         13.16%
10-year period ended 6-30-98          12.60%         13.27%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On June 30, 1998, United Retirement Shares, Inc. had net assets totaling $828,337,312 invested in a diversified portfolio of:

   63.09% Common Stocks
   19.62% U.S. Government Securities
   12.35% Cash and Cash Equivalents
    3.95% Corporate Bonds
    0.58% Preferred Stocks
    0.41% Other Government Security



As a shareholder of United Retirement Shares, Inc. for every $100 you had invested on June 30, 1998, your Fund owned:

 $32.97  Manufacturing Stocks
  19.62  U.S. Government Securities
  12.35  Cash and Cash Equivalents
   9.30  Transportation, Communication, Electric
           and Sanitary Services Stocks
   8.97  Finance, Insurance and Real Estate Stocks
   4.66  Services Stocks
   4.14  Wholesale and Retail Trade Stocks
   3.95  Corporate Bonds
   3.05  Miscellaneous Investing Institutions Stocks
   0.58  Preferred Stocks
   0.41  Other Government Security

Not all holdings will be represented in the portfolio at all times.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
JUNE 30, 1998

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 0.69%
 SFX Entertainment, Inc., Class A*  ......   125,000  $ 5,730,375

Apparel and Accessory Stores - 1.04%
 Kohl's Corporation*  ....................   166,000    8,611,250

Apparel and Other Textile Products - 1.40%
 Liz Claiborne, Inc.  ....................   222,000   11,613,264

Business Services - 1.38%
 BMC Software, Inc.*  ....................   220,000   11,432,960

Chemicals and Allied Products - 8.03%
 Abbott Laboratories  ....................   200,000    8,175,000
 Dow Chemical Company (The)  .............    40,000    3,867,480
 du Pont (E.I.) de Nemours and Company  ..   100,000    7,462,500
 Lilly (Eli) and Company  ................   115,000    7,604,375
 Monsanto Company  .......................   150,000    8,381,250
 Novartis, AG (A)  .......................     4,700    7,833,851
 Pfizer Inc.  ............................   146,000   15,868,302
 Procter & Gamble Company (The)  .........    80,000    7,284,960
   Total .................................             66,477,718

Communication - 6.22%
 AT&T Corporation  .......................   155,000    8,854,375
 Carso Global Telecom & Media (A)  .......   500,000    1,558,673
 Cox Communications, Inc.*  ..............   120,000    5,812,440
 MediaOne Group, Inc.*  ..................   295,000   12,961,415
 SBC Communications Inc.  ................   390,000   15,600,000
 Telebras S.A., ADR  .....................    62,000    6,758,000
   Total .................................             51,544,903

Depository Institutions - 1.57%
 BankAmerica Corporation  ................   150,000   12,965,550

Electric, Gas and Sanitary Services - 1.86%
 Houston Industries Incorporated  ........   260,000    8,027,500
 Unicom Corporation  .....................   210,000    7,350,000
   Total .................................             15,377,500

                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
JUNE 30, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 3.92%
 Emerson Electric Co.  ...................   200,000 $ 12,075,000
 Intel Corporation  ......................   100,000    7,409,300
 Texas Instruments Incorporated  .........   100,000    5,831,200
 U. S. Industries, Inc.  .................   290,000    7,177,500
   Total .................................             32,493,000

Fabricated Metal Products - 0.67%
 Mark IV Industries, Inc.  ...............   254,677    5,507,390

Food and Kindred Products - 3.05%
 General Mills, Inc.  ....................   110,000    7,521,250
 Heinz (H. J.) Company  ..................   150,000    8,418,750
 Ralston-Ralston Purina Group  ...........    80,000    9,344,960
   Total .................................             25,284,960

General Merchandise Stores - 1.58%
 Cifra, S.A. de C.V., Series C (A)  ......   550,000      764,195
 Cifra, S.A. de C.V., Series V (A)  ......   112,454      167,767
 Wal-Mart Stores, Inc.  ..................   200,000   12,150,000
   Total .................................             13,081,962

Health Services - 1.70%
 Columbia/HCA Healthcare Corporation  ....   270,000    7,863,750
 Tenet Healthcare Corporation*  ..........   200,000    6,250,000
   Total .................................             14,113,750

Holding and Other Investment Offices - 3.05%
 Berkshire Hathaway Inc., Class B*  ......     3,000    7,830,000
 Boston Properties, Inc.  ................   100,000    3,450,000
 Grupo Carso, S.A. de C.V.,
   Series 1A (A) .........................   500,000    2,056,892
 LTC Properties, Inc.  ...................   300,000    5,587,500
 National Health Investors, Inc.  ........   190,500    6,310,312
   Total .................................             25,234,704

Industrial Machinery and Equipment - 2.58%
 Baker Hughes Incorporated  ..............   175,000    6,048,350
 Deere & Company  ........................    75,000    3,965,625
 Minnesota Mining and Manufacturing Company   90,000    7,396,830
 Parker Hannifin Corporation  ............   104,300    3,976,437
   Total .................................             21,387,242

Instruments and Related Products - 0.53%
 St. Jude Medical, Inc.*  ................   120,000    4,417,440

                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
JUNE 30, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Insurance Carriers - 4.56%
 Chubb Corporation (The)  ................   175,000 $ 14,065,625
 Hartford Financial Services Group
   Inc. (The) ............................   125,000   14,296,875
 MGIC Investment Corporation  ............   165,000    9,415,230
   Total .................................             37,777,730

Miscellaneous Manufacturing Industries - 0.64%
 Mattel, Inc.  ...........................   125,000    5,289,000

Miscellaneous Retail - 1.52%
 Costco Companies, Inc.*  ................   200,000   12,612,400

Motion Pictures - 0.89%
 Walt Disney Company (The)  ..............    70,000    7,354,340

Nondepository Institutions - 2.84%
 Freddie Mac  ............................   240,000   11,294,880
 Household International, Inc.  ..........   120,000    5,985,000
 Providian Financial Corporation  ........    80,000    6,284,960
   Total .................................             23,564,840

Oil and Gas Extraction - 0.46%
 Noble Affiliates, Inc.  .................   100,000    3,793,700

Petroleum and Coal Products - 5.30%
 Chevron Corporation  ....................   100,000    8,306,200
 Exxon Corporation  ......................   200,000   14,262,400
 Mobil Corporation  ......................    90,000    6,896,250
 Royal Dutch Petroleum Company  ..........   180,000    9,866,160
 Tosco Corporation  ......................   154,500    4,538,438
   Total .................................             43,869,448

Primary Metal Industries - 0.62%
 British Steel plc, ADR  .................   225,000    5,118,750

Printing and Publishing - 4.00%
 Gannett Co., Inc.  ......................   135,000    9,593,370
 McGraw-Hill Companies, Inc. (The)  ......   100,000    8,156,200
 Meredith Corporation  ...................   150,000    7,040,550
 New York Times Company (The), Class A  ..   105,000    8,321,250
   Total .................................             33,111,370

Rubber and Miscellaneous Plastics Products - 1.09%
 A. Schulman, Inc.  ......................   200,000    3,900,000
 Goodyear Tire & Rubber Company (The)  ...    80,000    5,154,960
   Total .................................              9,054,960


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
JUNE 30, 1998


                                              Shares        Value

COMMON STOCKS (Continued)
Transportation Equipment - 0.68%
 Chrysler Corporation  ...................   100,000 $  5,637,500

Transportation Services - 1.22%
 Dial Corporation (The)  .................   390,000   10,140,000

TOTAL COMMON STOCKS - 63.09%                         $522,598,006
 (Cost: $385,762,243)

PREFERRED STOCKS
Electric, Gas and Sanitary Services - 0.12%
 El Paso Energy Capital Trust I,
   Convertible ...........................    20,000    1,060,000

Holding and Other Investment Offices - 0.46%
 LTC Properties, Inc., 9.5%,  ............   150,000    3,796,800

TOTAL PREFERRED STOCKS - 0.58%                       $  4,856,800
 (Cost: $4,825,000)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Building Materials and Garden Supplies - 0.36%
 Home Depot, Inc. (The), Convertible,
   3.25%, 10-1-2001 ......................   $ 1,600    2,976,000

Communication - 1.29%
 Bell Telephone Company of Pennsylvania (The),
   8.35%, 12-15-2030 .....................     3,000    3,782,670
 Clear Channel Communications, Inc., Convertible,
   2.625%, 4-1-2003 ......................     6,400    6,912,000
   Total .................................             10,694,670

Electric, Gas and Sanitary Services - 0.12%
 California Infrastructure and Economic Development
   Bank Special Purpose Trust PG&E-1,
   6.42%, 9-25-2008 ......................     1,000    1,021,410

Electronic and Other Electric Equipment - 0.54%
 Cooper Industries, Inc.,
   6.0%, 1-1-99 (Exchangeable) ...........     3,416    4,459,125

Food and Kindred Products - 0.63%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-2036 ......................     5,000    5,212,000


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
JUNE 30, 1998


                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions - 0.43%
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................   $ 3,000 $  3,538,740

United States Postal Service - 0.29%
 Postal Square Limited Partnership,
   8.95%, 6-15-2022 ......................     1,892    2,408,165

Wholesale Trade -- Nondurable Goods - 0.29%
 Enron Corp.,
   6.25%, 12-13-98 (Exchangeable) ........     2,588    2,380,000

TOTAL CORPORATE DEBT SECURITIES - 3.95%              $ 32,690,110
 (Cost: $28,086,996)

OTHER GOVERNMENT SECURITY - 0.41%
Supranational
 International Bank for Reconstruction and
   Development,
   9.25%, 7-15-2017 ......................     2,500 $  3,412,250
 (Cost: $2,498,260)

UNITED STATES GOVERNMENT SECURITIES
 National Archives Facility Trust,
   8.5%, 9-1-2019 ........................     4,235    5,181,092
 United States Treasury:
   9.25%, 8-15-98 ........................     5,000    5,022,650
   4.75%, 10-31-98 .......................    10,000    9,976,600
   5.5%, 2-28-99 .........................    15,000   15,002,400
   7.125%, 9-30-99 .......................    20,000   20,381,200
   7.75%, 12-31-99 .......................    10,000   10,315,600
   5.75%, 10-31-2000 .....................    10,000   10,046,900
   7.25%, 5-15-2004 ......................     5,000    5,425,000
   7.875%, 11-15-2004 ....................    10,000   11,231,200
   7.5%, 2-15-2005 .......................    37,000   40,954,190
   9.375%, 2-15-2006 .....................     8,500   10,497,500
   10.375%, 11-15-2012 ...................     4,000    5,356,240
   9.25%, 2-15-2016 ......................     5,000    6,954,700
   0.0%, 2-15-2019 .......................    20,000    6,181,400

TOTAL UNITED STATES GOVERNMENT SECURITIES - 19.62%   $162,526,672
 (Cost: $154,689,919)

                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
JUNE 30, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
Auto Repair, Services and Parking - 0.17%
 PHH Corp.,
   6.5%, 7-1-98 ..........................   $ 1,400 $  1,400,000

Depository Institutions - 1.69%
 J.P. Morgan & Co. Incorporated,
   5.53%, 7-6-98 .........................    14,000   13,989,247

Electric, Gas and Sanitary Services - 0.23%
 Commonwealth Edison Co.,
   5.8%, 7-24-98 .........................     1,875    1,868,052

Electronic and Other Electric Equipment - 0.86%
 Emerson Electric Co.,
   5.53%, 7-27-98 ........................     7,120    7,091,564

Engineering and Management Services - 1.20%
 Halliburton Co.,
   5.62%, 7-31-98 ........................    10,000    9,953,167

Fabricated Metal Products - 0.21%
 Danaher Corporation,
   5.6602%, Master Note ..................     1,778    1,778,000

Food and Kindred Products - 1.43%
 Hercules Inc.,
   5.7%, 7-13-98 .........................     3,900    3,892,590
 Ralston Purina Company,
   5.7%, 7-17-98 .........................     8,010    7,989,708
   Total .................................             11,882,298

Industrial Machinery and Equipment - 2.89%
 Ingersoll-Rand Company,
   5.68%, 7-10-98 ........................    24,000   23,965,920

Nondepository Institutions - 0.34%
 Textron Financial Corp.,
   5.73%, 7-17-98 ........................     2,800    2,792,869

                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
JUNE 30, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Oil and Gas Extraction - 2.04%
 Atlantic Richfield Company,
   5.56%, 7-30-98 ........................   $17,000 $ 16,923,859

Primary Metal Industries - 0.28%
 Aluminum Company of America,
   5.53%, 7-15-98 ........................     2,300    2,295,054

Textile Mill Products - 0.07%
 Sara Lee Corporation,
   5.5102%, Master Note ..................       580      580,000

Transportation Equipment - 0.63%
 Dana Credit Corp.,
   5.71%, 7-14-98 ........................     5,215    5,204,247

TOTAL SHORT-TERM SECURITIES - 12.04%                 $ 99,724,277
 (Cost: $99,724,277)

TOTAL INVESTMENT SECURITIES - 99.69%                 $825,808,115
 (Cost: $675,586,695)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.31%       2,529,197

NET ASSETS - 100.00%                                 $828,337,312



Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED RETIREMENT SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities - at value
   (Notes 1 and 3) .................................     $825,808
 Cash   ............................................           12
 Receivables:
   Dividends and interest ..........................        4,283
   Investment securities sold ......................          546
   Fund shares sold ................................        1,027
 Prepaid insurance premium .........................            9
 Other assets  .....................................           13
                                                         --------
    Total assets  ..................................      831,698
                                                         --------
Liabilities
 Payable to Fund shareholders  .....................        2,927
 Accrued service fee (Note 2)  .....................          315
 Accrued transfer agency and
   dividend disbursing (Note 2) ....................           95
 Accrued management fee (Note 2)  ..................           12
 Accrued accounting services fee (Note 2)  .........            7
 Other  ............................................            5
                                                         --------
    Total liabilities  .............................        3,361
                                                         --------
      Total net assets .............................     $828,337
                                                         ========

Net Assets
 $1.00 par value capital stock
   Capital stock ...................................     $ 89,286
   Additional paid-in capital.......................      556,020
 Accumulated undistributed income:
   Accumulated undistributed net investment income .          981
   Accumulated undistributed net realized
    gain on investment transactions  ...............       31,829
   Net unrealized appreciation in value of
    investments  ...................................      150,221
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $828,337
                                                         ========
Capital shares outstanding
 Class A  ..........................................       88,958
 Class Y  ..........................................          328
Capital shares authorized ..........................      300,000
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $9.28
 Class Y  ..........................................        $9.28

                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended JUNE 30, 1998
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization .......................     $ 17,920
   Dividends .......................................        9,212
                                                         --------
    Total income  ..................................       27,132
        ............................................     --------
 Expenses (Note 2):
   Investment management fee .......................        4,229
   Distribution and service fees - Class A..........        1,573
   Transfer agency and dividend disbursing - Class A        1,046
   Accounting services fee .........................           80
   Custodian fees ..................................           43
   Audit fees ......................................           13
   Legal fees ......................................            8
   Shareholder servicing - Class Y .................            6
   Other ...........................................          195
                                                         --------
    Total expenses  ................................        7,193
                                                         --------
      Net investment income ........................       19,939
                                                         --------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................       65,740
 Realized net loss on foreign
   currency transactions ...........................          (35)
                                                         --------
   Realized net gain on investments ................       65,705
 Unrealized appreciation in value of investments
   during the period ...............................       18,773
                                                         --------
    Net gain on investments  .......................       84,478
                                                         --------
      Net increase in net assets resulting
       from operations  ............................     $104,417
                                                         ========


                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                        For the fiscal year ended
                                                    June 30,
                                        -------------------------
                                              1998        1997
Increase in Net Assets                  ------------  -----------
 Operations:
   Net investment income ...............    $ 19,939     $ 20,202
   Realized net gain on investments ....      65,705       49,201
   Unrealized appreciation .............      18,773       32,716
                                            --------     --------
    Net increase in net assets
      resulting from operations ........     104,417      102,119
                                            --------     --------
 Distributions to shareholders from (Note 1D):*
   Net investment income
    Class A  ...........................     (20,761)     (19,808)
    Class Y  ...........................         (88)         (81)
   Realized gains on securities
    transactions
    Class A  ...........................     (66,648)     (46,608)
    Class Y  ...........................        (271)        (174)
                                            --------     --------
                                             (87,768)     (66,671)
 Capital share transactions:                --------     --------
   Proceeds from sale of shares:
    Class A (10,522,139 and 8,619,974
      shares, respectively) ............      96,683       75,017
    Class Y (61,007 and 171,527
      shares, respectively) ............         570        1,493
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (9,995,667 and
      7,914,002 shares, respectively) ..      87,119       66,243
    Class Y (41,126 and 30,364
      shares, respectively) ............         359          255
   Payments for shares redeemed:
    Class A (9,861,351 and 7,839,899
      shares, respectively) ............     (90,559)     (68,275)
    Class Y (107,103 and 80,360
      shares, respectively) ............        (990)        (709)
                                            --------     --------
    Net increase in net assets
      resulting from capital
      share transactions ...............      93,182       74,024
                                            --------     --------
      Total increase ...................     109,831      109,472
Net Assets
 Beginning of period  ..................     718,506      609,034
                                            --------     --------
 End of period, including undistributed
   net investment income of $981
   and $1,926, respectively ............    $828,337     $718,506
                                            ========     ========
                 *See "Financial Highlights" on pages 16 - 17.
                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                               For the fiscal year ended June 30,
                               ----------------------------------
                               1998   1997    1996   1995    1994
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $9.14  $8.72   $8.26  $7.64   $7.70
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........            .24    .27     .26    .24     .18
 Net realized and
   unrealized gain
   on investments ..            .99   1.08     .94    .86     .22
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           1.23   1.35    1.20   1.10     .40
                              -----  -----   -----  -----   -----
Less distributions:
 From net
   investment
   income ..........          (0.25) (0.27)  (0.27) (0.22)  (0.18)
 From capital
   gains ...........          (0.84) (0.66)  (0.47) (0.26)  (0.28)
                              -----  -----   -----  -----   -----
Total distributions.          (1.09) (0.93)  (0.74) (0.48)  (0.46)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $9.28  $9.14   $8.72  $8.26   $7.64
                              =====  =====   =====  =====   =====
Total return* ......          14.45% 16.70%  14.93% 15.07%   5.03%
Net assets, end of
 period (in millions)          $825   $716    $607   $528    $453
Ratio of expenses to
 average net assets            0.93%  0.92%   0.89%  0.89%   0.87%
Ratio of net
 investment income
 to average net
 assets  ...........           2.57%  3.12%   3.01%  3.04%   2.32%
Portfolio turnover
 rate  .............          53.52% 39.55%  42.05% 48.62%  27.10%
Average commission
 rate paid  ........          $0.0628$0.0580

 *Total return calculated without taking into account the sales load deducted on an initial purchase.

                            See notes to financial statements.

UNITED RETIREMENT SHARES, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                  For the
                      For the fiscal year          period
                        ended June 30,            from 2/27/96*
                   -----------------------        through
                       1998           1997        6/30/96
                   --------        --------       --------
Net asset value,
 beginning of period  $9.14          $8.72          $8.68
                      -----          -----          -----
Income from investment
 operations:
 Net investment
   income ..........    .25            .29            .10
 Net realized and
   unrealized gain
   on investments ..    .99           1.07            .06
                      -----          -----          -----
Total from investment
 operations ........   1.24           1.36            .16
                      -----          -----          -----
Less distributions:
 From net investment
   income...........  (0.26)          (.28)          (.12)
 From capital gains   (0.84)          (.66)          (.00)
                      -----          -----          -----
Total distributions.  (1.10)          (.94)          (.12)
                      -----          -----          -----
Net asset value,
 end of period  ....  $9.28          $9.14          $8.72
                      =====          =====          =====
Total return .......  14.62%         16.87%          1.91%
Net assets, end of
 period (in
 millions)  ........     $3             $3             $2
Ratio of expenses
 to average net
 assets ............   0.79%          0.78%          0.71%**
Ratio of net
 investment income
 to average net
 assets ............   2.71%          3.28%          3.36%**
Portfolio
 turnover rate .....  53.52%         39.55%         42.05%**
Average commission
 rate paid  ........  $0.0628        $0.0580

 *Commencement of operations.
 **Annualized.
                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998

NOTE 1 -- Significant Accounting Policies

     United Retirement Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide the highest long-term total investment return as is, in the opinion of management, consistent with reasonable safety of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over
     the remaining lives of the bonds.   Dividend income is recorded on the ex-
     dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities and bullion, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.
     At June 30, 1998, $35,502 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $19.9 billion of combined net assets at June 30, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,494,973, out of which W&R paid sales commissions of $2,023,238 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by theFund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts. The Fund incurred $2,335 and $1,531,139 in distribution and service fees, respectively.

     The Fund paid Directors' fees of $27,439, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $377,638,284 while proceeds from maturities and sales aggregated $328,937,797. Purchases of short-term and U.S. Government securities aggregated $1,157,293,086 and $15,360,438, respectively. Proceeds from maturities and sales of short-term and U.S. Government securities aggregated $1,171,514,721 and $35,067,813, respectively.

     For Federal income tax purposes, cost of investments owned at June 30, 1998 was $676,349,793, resulting in net unrealized appreciation of $149,458,322 of which $159,722,323 related to appreciated securities and $10,264,001 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $66,504,485 during its fiscal year ended June 30, 1998, of which a portion was paid to shareholders during the period ended June 30, 1998. Remaining capital gain net income will be distributed to Fund shareholders.

NOTE 5 -- Multiclass Operations

  On October 7, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Retirement Shares, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Retirement Shares, Inc. (the "Fund") as of June 30, 1998, and the related statements of operations for the fiscal year then ended and changes in net assets for each of the fiscal years in the two-year period then ended, and the financial highlights for each of the fiscal years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Retirement Shares, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Kansas City, Missouri
August 7, 1998

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
        --------------------------------------------------------------------
                           For Individuals                 For Corporations
            ---------------------------------------------------------------
  Record         OrdinaryLong-Term Capital Gain              Non- Long-Term
    Date    Total  Income   28% Rate 20% RateQualifyingQualifyingCapital Gain
----------- -------------   -------- ---------------------------------------
                                    Class A
09-12-97   $0.060 $0.0600    $  ----  $  ----   $0.0233   $0.0367   $   ---
12-12-97     .920   .2603      .2889    .3708     .0325     .2278     .6597
03-13-98     .060   .0600        ---      ---     .0250     .0350       ---
06-12-98     .050   .0500        ---      ---     .0208     .0292       ---
           ------ -------    -------  -------   -------   -------   -------
Total      $1.090 $0.4303    $0.2889  $0.3708   $0.1016   $0.3287   $0.6597
           ====== =======    =======  =======   =======   =======   =======

                                    Class Y
09-12-97   $0.064$0d.0640    $   ---  $   ---   $0.0249   $0.0391   $   ---
12-12-97     .924   .2643      .2889    .3708     .0342     .2301     .6597
03-13-98     .062   .0620        ---      ---     .0258     .0362       ---
06-12-98     .054   .0540        ---      ---     .0225     .0315       ---
           ------ -------    -------  -------   -------   -------   -------
Total      $1.104 $0.4443    $0.2889  $0.3708   $0.1074   $0.3369   $0.6597
           ====== =======    =======  =======   =======   =======   =======


CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

Shareholder Meeting Results

A special meeting of shareholders of United Retirement Shares, Inc. was held on July 24, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors;
                                                        Broker
                                     For    Withheld Non-Votes*
      Henry L. Bellmon        38,612,842     650,712         0
      Dodds I. Buchanan       38,665,768     597,786         0
      James M. Concannon      38,666,485     597,069         0
      John A. Dillingham      38,647,800     615,754         0
      Linda Graves            38,638,242     625,312         0
      John F. Hayes           38,606,261     657,293         0
      Glendon E. Johnson      38,602,142     661,412         0
      William T. Morgan       38,667,049     596,505         0
      Ronald K. Richey        38,636,611     626,943         0
      William L. Rogers       38,635,311     628,243         0
      Frank J. Ross, Jr.      38,667,302     596,252         0
      Eleanor B. Schwartz     38,636,717     626,837         0
      Keith A. Tucker         38,665,489     598,065         0
      Frederick Vogel III     38,666,956     596,598         0
      Paul S. Wise            38,615,541     648,013         0

Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year;
                                            Broker
                 For   Against   Abstain Non-Votes*
          37,624,736   212,198 1,426,620         0

Item 3. To approve or disapprove changes to certain of its fundamental investment policies and restrictions:

       3.1  Elimination of Fundamental Restriction Regarding Restricted
            Securities
                                            Broker
                 For   Against   Abstain Non-Votes*
          35,907,672 1,018,654 2,304,831    32,397

       3.2 Modification of Fundamental Restriction Regarding Diversification of Assets
                                            Broker
                 For   Against   Abstain Non-Votes*
          35,847,305 1,075,995 2,307,857    32,397

       3.3 Modification and/or Elimination of Fundamental Restrictions Regarding Options, Commodities, Forward Contracts and/or Futures Contracts
                                            Broker
                 For   Against   Abstain Non-Votes*
          35,888,827 1,034,842 2,307,488    32,397

       3.4 Elimination of Fundamental Restriction Regarding Mortgaging or Pledging Securities
                                            Broker
                 For   Against   Abstain Non-Votes*
          35,888,528 1,035,141 2,307,488    32,397

       3.5 Modification of Fundamental Restriction Regarding Margin Purchases of Securities
                                            Broker
                 For   Against   Abstain Non-Votes*
          35,902,135 1,021,534 2,307,488    32,397

       3.6 Modification of Fundamental Restriction Regarding Short Sales of Securities
                                            Broker
                 For   Against   Abstain Non-Votes*
          35,918,666 1,005,003 2,307,488    32,397

       3.7 Elimination of Fundamental Restriction Regarding Investment in Warrants and Rights
                                            Broker
                 For   Against   Abstain Non-Votes*
          35,913,445 1,008,557 2,309,155    32,397

       3.8 Elimination of Fundamental Restriction Regarding Purchasing Call Options
                                            Broker
                 For   Against   Abstain Non-Votes*
          35,917,604 1,006,065 2,307,488    32,397

       3.9  Elimination of Fundamental Restriction Regarding Arbitrage
            Transactions
                                            Broker
                 For   Against   Abstain Non-Votes*
          35,910,632 1,013,037 2,307,488    32,397

       3.10 Elimination of Fundamental Restriction Regarding Investments in Issuers Whose Securities are Owned by Certain Persons
                                            Broker
                 For   Against   Abstain Non-Votes*
          35,909,626 1,014,043 2,307,488    32,397

       3.11 Modification of Fundamental Policy Regarding Loans
                                            Broker
                 For   Against   Abstain Non-Votes*
          35,922,215 1,001,454 2,307,488    32,397

Item 4. To amend the terms of the service plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.
                                            Broker
                 For   Against   Abstain Non-Votes*
          34,309,473 1,379,345 3,251,799    17,062

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald K. Richey, Birmingham, Alabama
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona



OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Cynthia P. Prince-Fox, Vice President



This report is submitted for the general information of the shareholders of United Retirement Shares, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Retirement Shares, Inc. current prospectus.





To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

THE UNITED GROUP OF MUTUAL FUNDS


United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.











------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com


NUR1007A(6-98)
printed on recycled paper